UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 10, 2019 (Date of earliest event reported)

Ooma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37493	06-1713274
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

525 Almanor Avenue, Suite 200, Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(650) 566-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each exchange on which registered
Common Stock	OOMA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Ooma, Inc. (the “Company”) held on June 10, 2019 (the “Annual Meeting”), stockholders holding and entitled to vote 16,117,420 shares of common stock of the Company, or approximately 78.14% of the total outstanding shares of common stock on the record date for the Annual Meeting, which constituted a quorum, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following two proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2019. The voting results are reported below.

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors as Class I directors to hold office until the 2022 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until his or her earlier resignation or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

Nominee	For	Withheld
Peter J. Goettner	9,700,708	2,352,858
Eric B. Stang	9,793,484	2,260,082

Broker Non-votes (all Directors)

4,063,854

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020. There were no broker non-votes on this proposal. The results of the ratification were as follows:

For	Against	Abstain
16,045,247	35,461	36,712

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OOMA, INC.

Date: June 11, 2019	By:	/s/ Jenny C. Yeh
	Name:	Jenny C. Yeh
	Title:	Vice President, General Counsel and Secretary

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